UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Entry into Amended and Restated Employment Agreement with Joseph Monahan

On June 9, 2023, Aclaris Therapeutics, Inc. (the “Company”) and Joseph Monahan, the Company’s Chief Scientific Officer, entered into an amended and restated employment agreement, effective July 1, 2023 (the “Amended Monahan Employment Agreement”). The Amended Monahan Employment Agreement has an initial term of two years and thereafter shall be automatically renewed for successive one-year periods unless either party elects not to renew the agreement at least 90 days prior to the expiration of the applicable term. Under the Amended Monahan Employment Agreement, Dr. Monahan will continue to serve as the Company’s Chief Scientific Officer but will shift to part-time status, pursuant to which he will provide services at 60% of a full-time schedule. In connection with the foregoing, the parties mutually agreed that Dr. Monahan’s annual base salary will be reduced to $280,800 and his annual bonus eligibility will be pro-rated to account for his part-time service. The other material terms of the Amended Monahan Employment Agreement are consistent with Dr. Monahan’s prior employment agreement, dated as of January 12, 2022, as described in the Company’s proxy statement for the 2023 annual meeting of stockholders filed with the Securities and Exchange Commission on April 20, 2023.

The foregoing summary of the Amended Monahan Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Amended Monahan Employment Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1+	Amended and Restated Employment Agreement, effective as of July 1, 2023, by and between the Company and Joseph Monahan.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on June 12, 2023, formatted in Inline XBRL.

+Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Douglas Manion
Date: June 12, 2023		Douglas Manion
Chief Executive Officer and President

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